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                                                                  EXHIBIT 99.203

             SCHEDULING INFRASTRUCTURE COORDINATOR TRAINING OUTLINE

MODULE 1: Scheduling Coordinator Training Introduction (1 Hour)

      Introductions

      Facilities

      Course Materials

      Classroom Environment

      Getting Help

      Course Outline by Module

      Course Overview

      Course Program

MODULE 2:         ISO Overview (3 hours)

      -     Fundamentals of the California ISO

            -     ISO Responsibilities

            -     ISO Interaction with Energy Market Participants

            -     Principal Components of the ISO

            -     Major Systems and Interfaces

            -     Scheduling and Balance of Business Systems

      -     Description of ISO Activities

            -     Coordination of Day Ahead Market

            -     Coordination of Hour Ahead Market

            -     Conducting the Real Time Market

            -     Performing Settlement and Billing

      -     Interaction between ISO and SCs

            -     Day Ahead Market

            -     Hour Ahead Market

            -     Real Time Market

            -     Settlement and Billing

MODULE 3: Login and ISO Home Page (1 Hour)

      -     Description of Web Browser

      -     Description of Login Procedures

      -     Demonstration of Login Procedures

            -     Description of ISO Home Page

      -     Demonstration of ISO Home Page

      -     Lab; Students Login

      -     Review of Login and ISO Home Page
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                     SCHEDULING COORDINATOR TRAINING OUTLINE

MODULE 4: Public Market Information (Part 1: Forecasted System Conditions - 2
          Hours)

      -     Accessing Public Market Information

      -     Forecasted System Conditions

            -     ISO Load Forecasts

            -     Reliability Must-Run Requirements

            -     ISO Reserve and A/S Requirement

            -     Potential Over-Generation Conditions

            -     ISO Forecasted Branch Group

            -     Loop Flow Forecast

            -     Generation Meter Multipliers

            -     Tie Meter Multipliers

            -     Transmission Path Capacity of Inter Zonal Interface

            -     Transmission Scheduled Line Outages

            -     UDC Direct Access Load Forecasts

            -     Lab - Public Market Information Forecasted Conditions

            -     Review of Forecasted Systems Conditions

MODULE 4: Public Market Information (Part 2: Market Information for Day Ahead,
          Hour Ahead and Real Time Markets - 3 Hours)

      -     Market Information for Day Ahead, Hour Ahead and Real Time Markets

            -     Interim Zonal Congestion Price Difference

            -     Final Zonal Congestion Price Difference

            -     Generation Meter Multiplier

            -     Tie Generation Meter Multiplier

            -     Day Ahead Market Interim Information

                  -     System Generation/Load

                  -     Branch Group Congestion Prices

                  -     Generation/Load

                  -     Regulation

                  -     Spin Reserve

                  -     Non-Spin Reserve Generation

                  -     Replacement Reserve Generation

                  -     Non-Spin Reserve Dispatchable Load

                  -     Replacement Reserve Dispatchable Load

                  -     Congestion Zone Prices

            -     Day Ahead Market Final Information

                  -     System Generation/Load

                  -     Branch Group Congestion Prices

                  -     Generation/Load

                  -     Regulation

                  -     Spin Reserve


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                     SCHEDULING COORDINATOR TRAINING OUTLINE

                  -     Non-Spin Reserve Generation

                  -     Replacement Reserve Generation

                  -     Non-Spin Reserve Dispatchable Load

                  -     Replacement Reserve Dispatchable Load

                  -     Congestion Zone Prices

            -     Hour Ahead Market Information

            -     Hour Ahead Branch Group Congestion Price

            -     Ex-Post Market Information

            -     Ex-Post Schedule/Price Info - Generation

            -     Ex-Post Schedule/Price Info -Load

            -     Lab - Day Ahead Market Information

            -     Lab - Hour Ahead Market Information

            -     Lab - Ex-Post Market Information

MODULE 5: SC Load Forecasts (1 Hour)

      -     Accessing SC Load Forecasts

      -     Description of SC Load Forecast Page

      -     SC Load Forecast Review

      -     Lab - SC Load Forecast

MODULE 6: UDC Forecasts (1 Hour)

      -     Accessing the UDC Forecasts Page

      -     UDC Forecast Page Description

      -     UDC Forecast Page Review

      -     Lab - UDC Forecast

MODULE 7: Submitting Schedules (6 Hours)

      -     Accessing the Schedule Workspace

      -     Description of the Schedule Workspace Page

            -     Reviewing Schedule Data

      -     Lab - Reviewing Schedule Data

      -     Create/Submit Schedule Data

            -     Day Ahead Market

                  -     Energy Schedule

                        -     Generation

                        -     Load

                        -     Interchange

                  -     Ancillary Service Schedules

                        -     Spinning Reserve

                        -     Replacement Reserve Generation

                        -     Non-Spinning Reserve Generation

                        -     Black Start Capacity

                        -     Replacement Reserve Dispatchable Load


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                     SCHEDULING COORDINATOR TRAINING OUTLINE

                        -     Non-Spinning Reserve Dispatchable Load

                        -     Reactive Power/Voltage Control

                  -     Review - Create/Submit Day Ahead Schedules

                  -     Lab - Create/Submit Day Ahead Schedules

                        -     Generation

                        -     Interchange

                        -     Load

                        -     Ancillary Service

                        -     Review PMI for Day Ahead Market

      -     Schedule Validation

            -     Phase I Validation

            -     Phase II Validation

      -     Day Ahead Market Review

      -     Hour Ahead Market

            -     Energy Schedule

                  -     Generation

                  -     Load

                  -     Interchange

            -     Ancillary Service Schedules

                  -     Spinning Reserve

                  -     Replacement Reserve Generation

                  -     Non-Spinning Reserve Generation

                  -     Replacement Reserve Dispatchable Load

                  -     Non-Spinning Reserve Dispatchable Load

            -     Review - Create/Submit Hour Ahead Schedules

            -     Lab - Create/Submit Hour Ahead Schedules

                  -     Generation

                  -     Interchange

                  -     Load

                  -     Ancillary Service

                  -     Review PMI for Hour Ahead Market

      -     Hour Ahead Market Review

      -     Real Time Market

            -     Supplemental Energy Bid

                        -     Generation

                        -     Load

                  -     Lab - Real Time Market

                  -     Review PMI for Ex-post Market

      -     Real Time Market Review

      -     Additional Actions

            -     Manual Phase II Validation

            -     Purge Schedules


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                     SCHEDULING COORDINATOR TRAINING OUTLINE

MODULE 8: Notifications (1 Hour)

      -     Accessing Notifications

      -     Event Log Description

      -     Notifications Download Description

      -     Review of Notifications

      -     Lab - Notifications Viewing and Downloading

MODULE 9: Settlements (1 Hour)

      -     Accessing the Settlements Page

      -     Settlements Page Description

      -     Settlements Review

      -     Lab - Settlements

MODULE 10: Uploading Files (2 Hours)

      -     Accessing the Upload Page

      -     Upload Page Description

      -     Upload Page Review

      -     Lab - Uploading a File

MODULE 11: Final Review (2 Hours)

         Module 2 - ISO Overview
                  Fundamentals of the California ISO
                  Description of ISO Activities
                  Interaction between ISO and SCs

         Module 3 - Login and ISO Home Page
                  Description of Web Browser
                  Description of Login Procedures
                  Description of ISO Home Page

         Module 4 - Public Market Information
                  Public Market Information Page Description
                      Forecasted Conditions
                      Market Information

         Module 5 - SC Load Forecasts
                  Accessing SC Load Forecasts
                  SC Load Forecast Page Description

         Module 6 - UDC Forecasts
                  Accessing the UDC Forecasts Page
                  UDC Forecast Page Description

         Module 7 - Submitting Schedules
                  Accessing the Schedule Workspace
                  Description of Schedule Workspace


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                     SCHEDULING COORDINATOR TRAINING OUTLINE

                  Creating/Submitting Schedule Data
                      Day Ahead Market
                      Hour Ahead Market

         Module 8 - Notifications
                  Accessing Notifications
                  Event Log Description
                  Notifications Downloading

         Module 9 - Settlements
                  Accessing the Settlements Page
                  Settlements Page Description

         Module 10 - Uploading Files
                  Accessing the Upload File Page
                  Upload File Page Description


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